EXHIBIT 32.2
CFO CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES – OXLEY ACT OF 2002
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2005 of Cinemark USA, Inc. (the “Issuer”).
I, Robert Copple, the Chief Financial Officer of Issuer certify that to the best of my knowledge:
(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Dated: November 9, 2005

/s/Robert Copple
Robert Copple
Chief Financial Officer
Subscribed and sworn to before me this 9th day of November 2005.

/s/ Carol Waldman
Name: Carol Waldman
Title: Notary Public
My commission expires: 06/07/08
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.